EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Good Hemp, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2020 as filed with the Securities and Exchange Commission (the "Report"), William Alessi and Jose Rodriguez, the Company’s Principal Executive Officer and Principal Accounting Officer, respectively , certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2013, that to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: May 13, 2020	/s/ William Alessi
William Alessi
Chief Executive Officer
(Principal Executive Officer)

Date: May 13, 2020	/s/ Jose Rodriguez
Jose Rodriguez
Chief Financial Officer
(Principal Accounting Officer)